UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2013

Boston Private Financial Holdings, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	1-35070	04-2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices) (Zip Code)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders of Boston Private Financial Holdings, Inc. (the “Company”) held on April 17, 2013 (the “Annual Meeting”), shareholders of the Company approved amendments (the “Amendments”) to the Company’s Restated Articles of Organization, as amended (the “Restated Articles of Organization”), eliminating the supermajority voting requirement for (i) the removal of directors and (ii) future amendments of the Restated Articles of Organization. The Amendments became effective upon the filing of Articles of Amendment with the Secretary of the Commonwealth of Massachusetts on April 17, 2013. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Eugene S. Colangelo, Clayton G. Deutsch, Allen L. Sinai and Stephen M. Waters were elected as directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders approved (a) a non-binding, advisory resolution regarding the compensation of the Company’s named executive officers, (b) an amendment to the Company’s Restated Articles of Organization to eliminate the supermajority voting requirement for the removal of directors, and (c) an amendment to the Company’s Restated Articles of Organization to eliminate the supermajority voting requirement for amending the Restated Articles of Organization. The voting results are set forth below.

(1)	Election of Directors:

Director Nominee	For	Withheld	Broker Non-Votes
Eugene S. Colangelo	59,779,105	6,642,079	—
Clayton G. Deutsch	64,305,821	2,115,363	—
Allen L. Sinai	62,061,922	4,359,262	—
Stephen M. Waters	62,964,607	3,456,577	—

(2)	Non-binding, advisory resolution regarding the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
60,619,701	4,167,157	1,634,326	—

(3)	Amendment of the Company’s Restated Articles of Organization to eliminate the supermajority voting requirement for the removal of directors:

For	Against	Abstain	Broker Non-Votes
64,375,016	1,973,560	72,608	—

(4)	Amendment of the Company’s Restated Articles of Organization to eliminate the supermajority voting requirement for amending the Restated Articles of Organization*:

For	Against	Abstain	Broker Non-Votes
65,832,081	516,145	72,958	—

*	Holders of the Company’s Series B Non-Cumulative Perpetual Contingent Convertible Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), were entitled to vote, separate from the holders of the Company’s common stock, at the Annual Meeting on Proposal 4. 401 shares, or 100%, of the Series B Preferred Stock outstanding voted in favor of this proposal.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1        Articles of Amendment of Boston Private Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Dated: April 22, 2013	By:	/s/ David J. Kaye
	Name:	David J. Kaye
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment of Boston Private Financial Holdings, Inc.